SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) June 9, 2009

RAFAELLA APPAREL GROUP, INC.

(Exact name of registrant as specified in its charter)

Delaware	333-138342	20-2745750
(State or other	(Commission	(IRS Employer
jurisdiction of	File Number)	Identification No.)
formation)

1411 Broadway

New York, New York 10018

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code (212) 403-0300

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

As previously disclosed by Rafaella Apparel Group, Inc. (the “Company”) in its Current Report on Form 8-K filed on March 25, 2009, effective April 3, 2009, Chad J. Spooner resigned as the Company’s Chief Financial Officer.  As a consequence thereof, the Company promoted Lance Arneson, the Company’s Controller, to Vice-President of Finance, Principal Accounting Officer and Interim Chief Financial Officer of the Company, effective April 3, 2009.

On June 9, 2009, the Company entered into an employment agreement with Mr. Arneson (the “Employment Agreement”) with respect to his services as Vice-President of Finance, Principal Accounting Officer and Interim Chief Financial Officer of the Company, Vice-President of Verrazano, Inc., the Company’s domestic wholly-owned subsidiary, and as a director of Rafaella Apparel Far East Limited.  Under the Employment Agreement, which is effective as of April 3, 2009, Mr. Arneson receives a base salary of $250,000 per annum and is eligible to receive an annual performance bonus equal to 25% of base salary based upon annual pre-tax profits under a plan established by the Company.  Mr. Arneson is also entitled to standard benefits afforded senior executives of the Company.

The Employment Agreement is terminable by the Company, with or without “Cause” (as that term is defined in the Employment Agreement), at any time upon written notice.  In the event of a termination without Cause, Mr. Arneson is entitled to six (6) months severance, subject to the execution and delivery, without revocation, of a release in favor of the Company.  Mr. Arneson shall continue to serve as the Company’s Interim Chief Financial Officer until such time as the Company determines, in its sole discretion, that Mr. Arneson, or some other person shall be the permanent Chief Financial Officer.

The foregoing is only a summary of the principal terms and conditions of the Employment Agreement and does not purport to be a complete discussion of the Employment Agreement.  Accordingly, the foregoing is qualified in its entirety by reference to the full text of the Employment Agreement which is annexed to this Current Report on Form 8-K as Exhibit 99.1.

Item 9.01       Financial Statements and Exhibits.

(d)	The following is filed as an Exhibit to this Current Report on Form 8-K:

	99.1	Employment Agreement dated as of April 3, 2009, between Rafaella Apparel Group, Inc. and Lance Arneson.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly authorized and caused the undersigned to sign this Report on the Registrant’s behalf.

Rafaella Apparel Group, Inc.

By:	/s/ Christa Michalaros
Christa Michalaros
Chief Executive Officer

Dated: June 15, 2009